UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VORNADO REALTY TRUST

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!VORNADO REALTY TRUST2021 Annual MeetingVote by May 19, 202111:59 PM ETVORNADO REALTY TRUST888 SEVENTH AVENUENEW YORK, NY 10019You invested in VORNADO REALTY TRUST and it's time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 20, 2021.Get informed before you voteView the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For Smartphone usersPoint your camera here and vote without entering a control Vote Virtually at the Meeting*May 20, 202111:30 AM New York Time Virtually at:www.virtualshareholdermeeting.com/VNO2021 numberVNO2021V1 FP51084*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.BOard Recommends Voting Items 1. Election of Trustees Nominees: 01) Steven Roth 02) Candace K. Beinecke 03) Michael D. Fascitelli04) Beatrice Hamza Bassey 05) William W. Helman IV 06) David M. Mandelbaum 07) Mandakini Puri 08) Daniel R. Tisch 09) Richard R. West 10) Russell B. Wight, Jr. 2. RATIFICATION OF THE APPOINTMENT OF DELOITTE TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR. 3. NON-BINDING, ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION. NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". D49269-P51084